UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2017, the Fuse Medical, Inc. (the “Company”) Board of Directors voted to award an aggregate of 325,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), through the granting of restricted stock awards (each an “RSA”) pursuant to the Fuse Medical, Inc. 2017 Equity Incentive Plan (the “Plan”), to the members of the Board of Directors of the Company (the “Board”) as annual compensation for services rendered to the Company as Board members.  Each member of the Board was granted an RSA constituting 65,000 shares of Common Stock.  The Common Stock within each RSA had a fair market value of $0.78 on the date of grant, and each RSA will fully vest upon the one year anniversary of the date of grant or September 21, 2018, in accordance with the terms of the Form of Restricted Stock Award for Board Compensation, in form attached hereto as Exhibit 10.1, which is herein incorporated by reference.

Also on September 21, 2017, the Board awarded an aggregate of 2,000,000 shares of Common Stock through the granting of RSAs pursuant to the Plan to the Company’s independent Board of Directors as special services compensation.  Ricky Raj S. Kalra, MD, an independent member of the Board, and Renato V. Bosita, Jr, MD, an independent member of the Board, were each granted an RSA constituting 1,000,000 shares of Common Stock. The Common Stock within each RSA had a fair market value of $0.78 on the date of grant, and each RSA will fully vest upon the earlier of a change in control of the Company or the Company’s listing on a national securities exchange, in accordance with the terms of the Form of Restricted Stock Award for Special Board Compensation, in form attached hereto as Exhibit 10.2, which is herein incorporated by reference.

On September 21, 2017, the Company’s Board of Directors approved an allocation of 1,000,000 authorized and unissued common shares to the Plan, resulting in an aggregate of 2,500,000 authorized and unissued common shares allocated to the Plan.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is herein incorporated by reference.  The issuances described herein were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the safe harbor from the registration requirements of the Securities Act contained in Rule 506, promulgated under the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)Not Applicable.

(b)Not Applicable.

(c)Not Applicable.

(d)Not Applicable.

(e)The information disclosed in Item 1.01 of this Current Report on Form 8-K is herein incorporated by reference.  On September 21, 2017, the Board approved an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock.  Further, on October 4, 2017, the Board approved an additional amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 2,500,000 shares of Common Stock to 4,500,000 shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Award for Board Compensation.
10.2	Form of Restricted Stock Award for Special Board Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Interim Chief Financial Officer and Director
(Principal Financial Officer)

Date: October 10, 2017